INVESTOR UPDATE Februar y 2011 Dick Giromini, President & CEO Mark Weber, CFO

SAFE HARBOR STATEMENT This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements . Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation . Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements . All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations . © 2011 Wabash National, L.P. All rights reserved . Wabash®, Wabash National®, DuraPlate®, DuraPlate HD®, ArcticLite®, DuraPlate AeroSkirt®, TrustLock Plus® and RoadRailer® are marks owned by Wabash National, L.P. Transcraft®, Eagle® and Benson® are marks owned by Transcraft Corporation .

INVESTMENT HIGHLIGHTS  Leading market position as Number 1 dry van semi-trailer manufacturer in North America for the past five years  Strong brand preference and longstanding relationshi ps with blue-chip customer base  Best-in-class, technologically innovative products  Trucking cycle recovery and aging fleet equipment fueling trailer demand growth  Successful cost and manufacturing restructuring: Lean manufacturing culture  Leveraging capital to support business diversification strategy  Strong and experienced management team

COMPANY HISTORY 1985-2011 • Headquartered in Lafayette, IN • 3,000 Associates Acquired specific assets of bankrupt • 2010 Trailer Shipments: 24,900 Fruehauf Trailer Corp. Founded as a start-up Major industry Major industry Gained and held downturn downturn leading industry Acquired Transcraft : 4Q10: WNC position leading steel flatbed returns to producer profitability 1985 1991 1994 1996 1997 1999 2000 2004 2006 2008 2009 2010 2011 Introduced the Company returned DuraPlate® to profitability Economic Composite recovery Transcraft acquired Dry Van Trailer continues assets of Benson Int’l: Became publicly leading aluminum traded (NYSE: WNC) Record annual trailer flatbed producer production of 70,000 units

LEADING NORTH AMERICAN TRAILER MANUFACTURER Longstanding Market Share Leader • #1 in Total Trailer production for 17 of the past 23 years • #1 in Dry Van trailer production • #3 in Refrigerated Van trailer production • Top 3 in Platform trailer production • Strong brand recognition and brand preference Source: Trailer Body Builders Magazine Some of the industry’s best known brands by Wabash National

PREMIER CARRIER RELATIONSHIPS Wabash National Customers • 48% of Top 50 For-Hire Fleets • 32% of Top 100 For-Hire Fleets Source: 2010 Transport Topics 100 Growing with the industry’s leading carriers

COMPREHENSIVE PRODUCT LINE WNC Shipments by Product Type Dry Freight Vans: 77% / Total Sheet & Post Intermodal Vans 1% 3% Dump Trailers Platform 1% Trailers 6% DuraPlate® Vans DuraPlate® 47% Refrigerated Vans: 15% / Total Pups 12% ArcticLite® Refrigerated Vans 15% DuraPlate® HD Specialty Equipment: Platform Trailers: 6% / Total Vans 2% / Total 15% Note: Percentages based on WNC shipments 2008-2010

SALES AND DISTRIBUTION DRY AND REFRIGERATED VANS • Factory Direct Sales Force • Independent Dealers: 30 • Locations: 65 • Sales People: 100+ PLATFORM AND DUMP TRAILERS • Independent Dealers: 82 • Locations: 120 WABASH NATIONAL TRAILER CENTERS • Branch Locations: 14 (3 Used Trailer Centers) • Sales People: 25+ Extensive sales and support network

A LONG HISTORY OF INNOVATION • Wabash National holds 58 patents • Developed new technologies by working with the world’s largest truckload carriers • In 1996, the DuraPlate® dry van was introduced – the industry ’s first composite trailer design. Since that time, we have produced over 400,000 DuraPlate® trailers 1985 Sheet & Post Trailer • Commodity • Versatile • High maintenance FRP Trailer • FRP (Fiberglass Reinforced Plywood) • Added interior width • Difficult to repair • Heavy 1987 Alum. Plate Trailer • WNC leading industry producer • Wide, smooth interior • Low maintenance • High material costs 1996 DuraPlate® Trailer • Durable • Longest useful life • Easy to repair • Lowest total cost of ownership • Recyclable 2004 DuraPlate® HD • High performance • Extremely durable • Heavy-duty freight applications Leading the way in transportation technologies that deliver value

Recent Industry Innovations

Launch	Innovation	Description
2009	TrustLock Plus®	Proprietary door locking system with single lock mechanism
2009	DuraPlate AeroSkirt®	Tested 5.6% fuel efficiency improvement
2009	Bonding Technologies	Truck Body Sidewalls, Sky Lights, D-Rings
2010	Tire Hauler	Proprietary solution for cost-effective transport of 13' tires
2010	Trailer ID/Stop Lights	Enhanced visibility for improved highway safety
2010	35,000 lb Floor Rating	Heavy-duty floor system provides freight haul flexibility



TrustLock Plus®



Tire Hauler



DuraPlate AeroSkirt®

Customer-driven product commercialization process

10

ATTRACTIVE POINT IN THE TRAILER CYCLE • Previous two cycles lasted 58 and 67 months • The most recent cycle reached its low in Dec.'08, at month 89 • Trailer industry is 26 months into a new cycle as of Feb. 2011 N.A. Units Cycle Lows Units Feb. '91 7,555 Dec. '95 4,468 July '01 6,472 Dec. '08 2,598 Source: ACT Research Early stages of cycle recovery

TRUCK TONNAGE INDICATOR Source: American Trucking Associations December TTI up 3.4% M/M & up 5.8% in 2010 vs. 2009

TRAILER LOADINGS INDICATOR Expected to increase 4.3% and 4.6% in ‘11 and ‘12, respectively

INDUSTRY OUTLOOK • Trailer demand is forecasted to grow to 251K in 2013 • WNC is well-positioned to capitalize on the expected increase in dry van demand over the next five years Total Trailer Shipments: Forecast 2010 2011 2012 2013 2014 2015 ACT 119,889 195,400 236,000 251,550 221,450 229,100 FTR 133,928 174,000 220,000 225,000 227,250 NA Dry Van Shipments: Forecast 2010 2011 2012 2013 2014 2015 ACT 59,847 112,000 135,000 153,000 125,000 130,000 % Change 99.8% 87.1% 20.5% 13.3% -18.3% 4.0% Source: ACT Research and FTR Associates. FTR numbers represent trailer Production. Trailer shipments forecasted to grow significantly 2011-2015

INDUSTRY OUTLOOK: DEMAND DRIVERS Short-/Mid-Term Demand Drivers • Age of equipment is at 8+ years, an all‐time high • Equipment age profile: disproportionate number of aged units in fleets • 3 years of significant under-buy • Tax Act of 2010: Bonus Depreciation provides for 100% write off of capital investments in 2011; 50% in 2012 • Implementation of the Federal Motor Carriers Safety Administration 's CSA 2010 Program (Compliance, Safety, Accountability) • CARB Regulations (California Air Resource Board) on emissions/fuel efficiency Source: ACT, FTR, Various Press Potential Demand Drivers • Proposed increase in GVWR (Gross Vehicle Weight Restriction) from 80,000 to 97,000 lbs • Proposed changes to HOS Rules (Hours of Service) from 11 to 10 hours • Proposed requirement for EOBRs (Electronic On-Board Recorders) to enforce HOS Rules Potential of future demand may be greater than forecast

LEVERAGING DURAPLATE® TECHNOLOGY: NEW MARKETS

DuraPlate® Products Group

- Secure a leadership position through developing a comprehensive product offering and IP portfolio addressing target markets
- Establish partnerships and/or alliances with customers where we can add value to provide a custom solution

Truck Body & Cargo Trailers


FedEx

Van Truck Bodies


Fleet Spec (Penske)

Fleet Spec (Penske)

Semi-Trailer


THAT NEVER RESTS.

DuraPlate AeroSkirt®



Swing & Overhead Doors

Commercial



Portable Storage



Other Industrial Applications

DuraPlate® Composite Material


Steel Skins
HDPE Core

- Pre-coated, galvanized steel skins
- Foamed HDPE Core
- Extremely strong
- Light weight
- Damage resistant
- Multiple industrial applications

Continued business diversification with 2010 Revenue of ~ $24M

16

FINANCIALS

FINANCIAL HIGHLIGHTS (1) 2008 operating income excludes a non-cash impairment for goodwill of $66.3 million (2) A reconciliation of Operating EBITDA to net income (loss) for the periods presented is included in the Appendix to this presentation Revenue $1,312 1,400 $1,214 $1,103 1,200 ns) 1,000 $836 o milli 800 $640 600 $ ( $338 400 200 0 2005 2006 2007 2008 2009 2010 Gross Margin 11% 12% 8% 8% 8% 4% 3% 4% (7%) 0% -4% -8% 2005 2006 2007 2008 2009 2010 Operating Income (1) $80.0 80 60 40 $22.9 $26.5 20 ($37.5) ($66.1) ($15.4) millions) 0 -20 $ ( -40 -60 -80 2005 2006 2007 2008 2009 2010 Operating EBITDA Margin (2) 12% 8% 8% 5% 5% 4% 1% (1%) (13%) 0% -4% -8% -12% -16% 2005 2006 2007 2008 2009 2010

QUARTERLY FINANCIAL HIGHLIGHTS Revenue $243 250 $242 $231 $202 200 $171 $161 $150 150 $78 $86 $88 $85 millions) 100 $78 $ ( 50 0 1Q08 3Q08 1Q09 3Q09 1Q10 3Q10 Operating EBITDA (1) $10.8 5.0 $3.5 $1.9 $0.6 0.0 ($0.5) illions) (5.0) ($3.0) ($4.6) ($6.3)($6.0) m (10.0) $ ( ($10.7) (15.0) ($13.5) (20.0) ($21.6) (25.0) 1Q08 3Q08 1Q09 3Q09 1Q10 3Q10 Optimization & Productivity Initiatives Lafayette Enhancements: • Consolidated six lines to three flexible, mix-model capable production lines • Consolidated 10 material warehouses into one centralized warehouse Transcraft Optimization: • Consolidated all platform and dump trailer production to a single facility in Cadiz, KY Salaried Headcount: • Eliminated approximately 225 salaried positions since 2007, representing a >35% reduction (1) A reconciliation of Operating EBITDA to net income (loss) for the periods presented is included in the Appendix to this presentation

CAPITALIZATION AND LIQUIDITY $MM March 31, 2010 December 31, 2010 Cash 1.4 21.2 Total Debt & Capital Leases 47.2 59.6 Preferred Stock 24.3 - Stockholders ’ Equity (86.8) 129.0 Total Capitalization (15.3) 188.6 Liquidity 29.0 60.4 Notes: (1) Excludes fair value of the warran t of $173.4MM as of March 31, 2010, which was classified as a current liability (2) Liquidity is defined as cash plus availability under the Company’s revolving credit facility Recapitalization of Balance Sheet Completed in Q2 & Q3 2010

APPENDIX

CONSOLIDATED INCOME STATEMENT

	2005	2006	2007	2008	2009	2010
NET SALES	$ 1,213,711	$ 1,312,180	$ 1,102,544	$ 836,213	$ 337,840	$ 640,372
COST OF SALES	1,079,196	1,207,687	1,010,823	815,289	360,750	612,289
Gross profit	134,515	104,493	91,721	20,924	(22,910)	28,083
% of Sales	11.1%	8.0%	8.3%	2.5%	-6.8%	4.4%
GENERAL & ADMINISTRATIVE EXPENSES	39,301	51,157	49,512	44,094	31,988	32,831
% of Sales	3.2%	3.9%	4.5%	5.3%	9.5%	5.1%
SELLING EXPENSES	15,220	15,070	15,743	14,290	11,176	10,669
% of Sales	1.3%	1.1%	1.4%	1.7%	3.3%	1.7%
LOSS ON GOODWILL IMPAIRMENT	-	15,373	-	66,317	-	-
% of Sales	0.0%	1.2%	0.0%	7.9%	0.0%	0.0%
Income (Loss) from operations	$ 79,994	$ 22,893	$ 26,466	$ (103,777)	$ (66,074)	$ (15,417)
% of Sales	6.6%	1.7%	2.4%	-12.4%	-19.6%	-2.4%
OTHER INCOME (EXPENSE):						
Increase in fair value of warrant	-	-	-	-	(33,447)	(121,587)
Interest expense	(6,431)	(6,921)	(5,755)	(4,657)	(4,379)	(4,140)
Other, net	493	330	3,977	(328)	(866)	(667)
Income (loss) before income taxes	74,056	16,302	24,688	(108,762)	(104,766)	(141,811)
INCOME TAX (BENEFIT) EXPENSE	(37,031)	6,882	8,403	17,064	(3,001)	(51)
Net income (loss)	111,087	9,420	16,285	(125,826)	(101,765)	(141,760)
Preferred stock dividends and early extinguishment	-	-	-	-	3,320	25,454
Net income (loss) applicable to common stockholders	$ 111,087	$ 9,420	$ 16,285	$ (125,826)	$ (105,085)	$ (167,214)
Diluted income (loss) per share	$ 3.04	$ 0.30	$ 0.52	$ (4.21)	$ (3.48)	$ (3.36)

22

Consolidated Balance Sheet

	2005	2006	2007	2008	2009	2010
Assets						
CURRENT ASSETS						
Cash and cash equivalents	$ 67,437	$ 29,885	$ 41,224	$ 29,766	$ 1,108	$ 21,200
Accounts receivable, net	131,671	110,462	68,752	37,925	17,081	37,853
Inventories	108,044	133,133	113,125	92,896	51,801	110,850
Deferred taxes	40,550	26,650	14,514	-	-	-
Prepaid expenses and other	8,897	4,088	4,046	5,307	6,877	2,155
Total current assets	$ 356,599	$ 304,218	$ 241,661	$ 165,894	$ 76,867	$ 172,058
PROPERTY, PLANT AND EQUIPMENT, net	131,561	129,325	122,063	122,035	108,802	98,834
GOODWILL	33,018	66,692	66,317	-	-	-
DEFERRED INCOME TAXES	3,050	-	2,772	-	-	-
INTANGIBLES	2,116	35,998	32,498	29,089	25,952	22,863
OTHER ASSETS	22,309	20,250	18,271	14,956	12,156	9,079
Total assets	$ 548,653	$ 556,483	$ 483,582	$ 331,974	$ 223,777	$ 302,834
Liabilities and Stockholders' Equity						
CURRENT LIABILITIES						
Current portion of long-term debt	$ 500	$ -	$ -	$ 80,008	$ -	$ -
Current portion of capital lease obligations	-	-	-	337	337	590
Accounts payable	84,147	90,632	40,787	42,798	30,201	71,145
Other accrued liabilities	58,751	58,706	54,258	45,449	34,583	38,896
Warrant	-	-	-	-	46,673	-
Total current liabilities	$ 143,398	$ 149,338	$ 95,045	$ 168,592	$ 111,794	$ 110,631
LONG-TERM DEBT	125,000	125,000	104,500	-	28,437	55,000
CAPITAL LEASE OBLIGATIONS	-	-	-	4,803	4,469	3,964
DEFERRED INCOME TAXES	-	1,556	-	-	-	-
OTHER NONCURRENT LIABILITIES AND CONTINGENCIES	1,553	2,634	4,108	5,142	3,258	4,214
PREFERRED STOCK	-	-	-	-	22,334	-
STOCKHOLDERS' EQUITY	278,702	277,955	279,929	153,437	53,485	129,025
Liabilities and stockholders' equity	$ 548,653	$ 556,483	$ 483,582	$ 331,974	$ 223,777	$ 302,834

23

CONSOLIDATED CASH FLOWS

	2005	2006	2007	2008	2009	2010
Cash flows from operating activities						
Net income (loss)	$ 111,087	$ 9,420	$ 16,285	$ (125,826)	$ (101,765)	$ (141,760)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities						
Depreciation and amortization	15,547	20,598	19,467	21,467	19,585	16,855
Net loss (gain) on the sale of assets	344	(796)	116	606	(55)	12
Foreign exchange gain on disposition of Canadian subsidiary	-	-	(3,322)	-	-	-
(Gain) Loss on early debt extinguishment	-	-	(546)	(151)	303	-
Deferred income taxes	(37,347)	7,744	8,182	17,286	-	-
Excess tax benefits from stock-based compensation	-	(352)	(33)	(6)	-	-
Increase in fair value of warrant	-	-	-	-	33,447	121,587
Stock-based compensation	1,547	3,978	4,358	4,990	3,382	3,489
Impairment of goodwill	-	15,373	-	66,317	-	-
Changes in operating assets and liabilities						
Accounts receivable	(43,565)	26,141	41,710	30,827	20,845	(20,772)
Finance contracts	3,623	1,497	7	-	-	-
Inventories	(13,704)	(20,332)	19,958	20,229	41,095	(59,062)
Prepaid expenses and other	(141)	1,716	6	436	(1,570)	3,024
Accounts payable and accrued liabilities	12,395	(15,649)	(48,487)	(5,657)	(22,666)	45,251
Other, net	714	2,431	2,987	153	385	685
Net cash provided by (used in) operating activities	$ 50,500	$ 51,769	$ 60,688	$ 30,671	$ (7,014)	$ (30,691)
Cash flows from investing activities						
Capital expenditures	(30,880)	(12,931)	(6,714)	(12,613)	(981)	(1,782)
Acquisition, net of cash acquired	-	(69,307)	(4,500)	-	-	-
Proceeds from the sale of property, plant and equipment	11,736	7,121	147	213	300	1,813
Net cash (used in) provided by investing activities	$ (19,144)	$ (75,117)	$ (11,067)	$ (12,400)	$ (681)	$ 31
Cash flows from financing activities						
Proceeds from issuance of common stock, net of expenses	-	-	-	-	-	71,948
Proceeds from exercise of stock options	3,755	762	74	97	-	504
Excess tax benefits from stock-based compensation	-	352	33	6	-	-
Borrowings under revolving credit facilities	15,414	243,313	103,721	202,908	276,853	712,491
Payments under revolving credit facilities	(15,414)	(243,313)	(103,721)	(122,900)	(328,424)	(685,928)
Payments under long-term debt obligations	(2,000)	(500)	(19,852)	(104,133)	-	-
Repurchase of common stock	(3,366)	(9,164)	(11,668)	-	-	-
Principal payments under capital lease obligations	-	-	-	(193)	(334)	(352)
Proceeds from issuance of preferred stock and warrant	-	-	-	-	35,000	-
Payments under redemption of preferred stock	-	-	-	-	-	(47,791)
Debt amendment and issuance costs paid	-	-	(1,362)	(4)	(1,420)	-
Preferred stock issuance costs paid	-	-	-	-	(2,638)	(120)
Preferred and common stock dividends paid	(4,236)	(5,654)	(5,507)	(5,510)	-	-
Net cash (used in) provided by financing activities	$ (5,847)	$ (14,204)	$ (38,282)	$ (29,729)	$ (20,963)	$ 50,752
Net increase (decrease) in cash and cash equivalents	$ 25,509	$ (37,552)	$ 11,339	$ (11,458)	$ (28,658)	$ 20,092
Cash and cash equivalents at beginning of year	41,928	67,437	29,885	41,224	29,766	1,108
Cash and cash equivalents at end of year	$ 67,437	$ 29,885	$ 41,224	$ 29,766	$ 1,108	$ 21,200

24

RECONCILIATION OF NON-GAAP MEASURES 2005 2006 2007 2008 2009 2010 Net income (loss) $ 111.1 $ 9.4 $ 16.3 $ (125.8) $ (101.8) $ (141.8) Income tax (benefit) expense (37.0) 6.9 8.4 17.1 (3.0) (0.1) Increase in fair value of warrant - - - - 33.4 121.6 Interest expense 6.4 6.9 5.8 4.7 4.4 4.1 Depreciation and amortization 15.5 20.6 19.5 21.5 19.6 16.9 Stock-based compensation 1.5 4.0 4.4 5.0 3.4 3.5 Impairment of goodwill - 15.4 - 66.3 0.0 -Other non-operating (income) expense (0.4) (0.3) (4.1) 0.2 0.9 0.7 Operating EBITDA $ 97.1 $ 62.9 $ 50.3 $ (11.0) $ (43.1) $ 4.9 Operating EBITDA - % of sales 8.0% 4.8% 4.6% -1.3% -12.8% 0.8% Note: This table reconciles annual net income (loss) for the periods presented to the non-GAAP measure of Operating EBITDA

RECONCILIATION OF NON-GAAP MEASURES ($ in millions) Three Months Ended March 31, June 30, September 30, December 31, 2010 2010 2010 2010 Net (loss) income $ (139.1) $ (5.6) $ (1.9) $ 4.9 Income tax expense (benefit) 0.1 - - (0.2) Increase (Decrease) in fair value of warrant 126.8 (1.9) (3.3) -Interest expense 1.0 1.0 1.0 1.1 Depreciation and amortization 4.4 4.3 4.1 4.0 Stock-based compensation 0.8 0.9 0.7 1.0 Other non-operating expense - 0.8 - -Operating EBITDA $ (6.0) $ (0.5) $ 0.6 $ 10.8 Operating EBITDA - % of Sales -7.7% -0.3% 0.4% 4.5% Three Months Ended March 31, June 30, September 30, December 31, 2009 2009 2009 2009 Net (loss) income $ (28.3) $ (17.9) $ (66.4) $ 10.9 Income tax benefit - - (0.1) (3.0) Increase (Decrease) in fair value of warrant - - 54.0 (20.5) Interest expense 1.0 1.3 1.1 0.9 Depreciation and amortization 4.8 4.8 4.8 5.2 Stock-based compensation 1.0 1.2 0.8 0.5 Other non-operating (income) expense (0.1) (0.1) 1.2 (0.3) Operating EBITDA $ (21.6) $ (10.7) $ (4.6) $ (6.3) Operating EBITDA - % of Sales -27.7% -12.4% -5.2% -7.4% Three Months Ended March 31, June 30, September 30, December 31, 2008 2008 2008 2008 Net loss $ (6.4) $ (3.2) $ (4.3) $ (111.9) Income tax expense (benefit) (3.7) (1.0) (1.3) 23.1 Interest expense 1.2 1.0 1.2 1.3 Depreciation and amortization 5.2 5.2 5.2 5.9 Stock-based compensation 0.9 1.3 1.3 1.5 Impairment of goodwill - - - 66.3 Other non-operating (income) expense (0.2) 0.2 (0.2) 0.3 Operating EBITDA $ (3.0) $ 3.5 $ 1.9 $ (13.5) Operating EBITDA - % of Sales -1.9% 1.7% 0.8% -5.9% Note: These tables reconcile quarterly net income (loss) for the periods presented to the non-GAAP measure of Operating EBITDA